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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 15, 1997


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF DECEMBER 1, 1996, PROVIDING FOR THE ISSUANCE OF ASSET-BACKED FIXED RATE AND FLOATING RATE CERTIFICATES, SERIES 1996-8)


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                    333-14225            13-3439681
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(State or Other Jurisdiction        (Commission         (I.R.S. Employer
of Incorporation)                   File Number)        Identification Number)

Seven World Trade Center
New York, New York                   10048
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(Address of Principal              (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:  (212) 783-5659
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Item 5.  OTHER EVENTS

Description of the Mortgage Pool

         On December 19, 1996 (the "Closing Date"), a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Fixed Rate and Floating Rate Certificates, Series 1996-8 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of December 1, 1996 (the "Agreement"), among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), Option One Mortgage Corporation ("Option One") as master servicer (in such capacity, the "Master Servicer") and Bankers Trust Company as trustee (the "Trustee"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, first and second lien fixed-rate, and first lien adjustable-rate mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of two separate sub-pools, designated as "Sub-Pool 1," which consists of fixed-rate Mortgage Loans, and "Sub-Pool 2," which consists of adjustable-rate Mortgage Loans. Pursuant to the Agreement, additional Mortgage Loans were intended to be purchased by the Trust Fund indirectly from Option One (in such capacity, the "Mortgage Loan Seller") and deposited in Sub-Pool 1 and Sub-Pool 2 on or before January 15, 1997 using funds on deposit in two pre-funding accounts (the "Sub-Pool 1 Pre-Funding Account" and the "Sub-Pool 2 Pre-Funding Account," respectively). As of the Closing Date, the Trust Fund primarily consisted of (i) the Mortgage Pool, which consisted of Mortgage Loans having an aggregate principal balance of approximately $212,692 as of December 1, 1996, and (ii) the Sub-Pool 1 Pre-Funding Account, which contained approximately $10,010,814, and the Sub-Pool 2 Pre-Funding Account, which contained approximately $52,307,993.

         On December 31, 1996, following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor with funds on deposit in the Pre-Funding Accounts certain mortgage loans (such mortgage loans, "Subsequent Mortgage Loans") with aggregate principal balances equal to approximately $8,542,056 and approximately $52,307,847 for deposit in Sub-Pool 1 and Sub-Pool 2, respectively, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated December 31, 1996, between the Depositor and the Trustee.

         On January 14, 1997, the Trustee purchased from the Depositor with funds on deposit in the Sub-Pool 1 Pre-Funding Account certain Subsequent Mortgage Loans with an aggregate principal balance equal to approximately $1,450,564 for deposit in Sub-Pool 1, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated January 14, 1997, between the Depositor and the Trustee.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool and each Sub-Pool as of January 15, 1997, the end of the "Funding Period" (as defined in the Agreement).


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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits



     Exhibit No.                           Description
     -----------                           -----------

         99 Characteristics of the Mortgage Pool and Sub-Pool 1 and Sub-Pool 2 as of January 15, 1997, relating to Salomon Brothers Mortgage Securities VII, Inc., Asset-Backed Fixed Rate and Floating Rate Certificates, Series 1996-8




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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 15, 1997

                                          SALOMON BROTHERS MORTGAGE
                                          SECURITIES VII, INC.



                                          By:      /s/ Vincent J. Varca
                                                   --------------------------
                                          Name:    Vincent J. Varca
                                          Title:   Assistant Vice President





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                                INDEX TO EXHIBITS



                                                                   Sequentially
    Exhibit No.                       Description                  Numbered Page
    -----------                       -----------                  -------------

         99        Characteristics of the Mortgage Pool and Sub-         6
                   Pool 1 and Sub-Pool 2 as of January 15, 1997, relating to Salomon Brothers Mortgage
                   Securities VII, Inc., Asset-Backed Fixed Rate and Floating Rate Certificates, Series 1996-8